Exhibit 99.1

FOR IMMEDIATE RELEASE
Press Contact:
Lara Mahoney
Invacare Corporation
Phone: (440) 329-6393

INVACARE CORPORATION PROPOSED OFFERING OF $130 MILLION AGGREGATE PRINCIPAL AMOUNT OF CONVERTIBLE SENIOR NOTES
ELYRIA, Ohio (February 16, 2016) - Invacare Corporation (NYSE: IVC) (the “Company”) announced today that it intends to offer, subject to market conditions and other factors, $130 million aggregate principal amount of convertible senior notes due 2021 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company expects to grant the initial purchasers an option to purchase (solely to cover over-allotments, if any) up to an additional $20 million aggregate principal amount of notes, which shall be delivered within a 13-day period beginning on, and including, the date the Company first issues the notes.
Final terms of the notes, including the initial conversion price, interest rate and certain other terms of the notes will be determined at the time of pricing. The notes will bear interest semi-annually and will mature on February 15, 2021, unless repurchased or converted in accordance with their terms prior to such date. Prior to August 15, 2020, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Subject to the Company’s determination upon pricing of the notes that shareholder approval would be required under applicable NYSE rules, the notes will be convertible, subject to certain conditions, into cash unless and until the Company obtains that shareholder approval. If the Company determines that no such shareholder approval is required, or if the Company determines that such shareholder approval is required and it is obtained, the notes may be settled in cash, the Company’s common shares or a combination of cash and the Company’s common shares, at the Company’s election. Holders of the notes will have the right to require the Company to repurchase all or some of their notes at 100% of their principal, plus any accrued and unpaid interest, upon the occurrence of certain fundamental changes.
When issued, the notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s unsecured indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.
In connection with the offering of the notes, the Company expects to enter into privately negotiated convertible note hedge transactions with JPMorgan Chase Bank, National Association, London Branch and one or more other financial institutions (the “option counterparties”). These transactions will cover, subject to customary anti-dilution adjustments, the number of the Company’s common shares that will initially underlie the notes, and are expected generally to reduce the potential equity dilution, and/or offset any cash payments in excess of the principal amount due, as the case may be, upon conversion of the notes. The Company also expects to enter into separate, privately negotiated warrant transactions with the option counterparties at a higher strike price relating to the same number of the Company’s common shares, subject to customary anti-dilution adjustments, pursuant to which the Company will sell warrants to the option counterparties. The warrants could have a dilutive effect on the Company’s common shares and the Company’s earnings per share to the extent that the price of the Company’s common shares exceeds the strike price of those warrants.
If the initial purchasers exercise their over-allotment option, the Company expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties, which will initially cover the number of the Company’s common shares that will initially underlie the additional notes sold to the initial purchasers.
The Company expects to use a portion of the net proceeds from this offering to repurchase the Company’s common shares. These purchases will be from purchasers of notes in this offering in privately negotiated transactions effected through J.P. Morgan Securities LLC, as principal. The Company expects the price per share of the common shares repurchased in such transactions to equal the closing price per share of the Company’s common shares on the date of the pricing of the notes offering. This activity could have the effect of increasing (or reducing the size of any decrease in) the market price of the Company’s common shares, concurrently with, or shortly following, the pricing of the notes. The Company intends to use a portion of the net proceeds from this offering to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the warrant transactions). The Company intends to use any remaining net proceeds from this offering for working capital and general corporate purposes, which may include funding portions of the Company’s ongoing turnaround and addressing potential risks and contingencies described in the Company’s periodic reports on Form 10-K and Form 10-Q.
The Company has been advised that in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties and/or their affiliates expect to enter into various derivative transactions with respect to the Company’s common shares concurrently with or shortly after the pricing of the notes. This activity could have the effect of increasing (or reducing the size of any decrease in) the market price of the Company’s common shares and/or the notes, and could result in a higher effective conversion price for the notes, at that time. The option counterparties and/or their affiliates may modify the option counterparties’ hedge positions by entering into or unwinding various derivatives with respect to the Company’s common shares and/or purchasing or selling the Company’s common shares or other securities of the Company in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and the option counterparties and/or their affiliates are likely to do so during any observation period related to a conversion of the notes).
The potential effect, if any, of these transactions and activities on the market price of the Company’s common shares or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of the Company’s common shares, which could affect the ability to convert the notes, the value of the notes and the amount of cash, if any, and the number of and value of the Company’s common shares, if any, holders would receive upon conversion of the notes.
The offer and sale of the notes are not being registered under the Securities Act, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offers of the notes will be made only by means of a private offering memorandum. The notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum.

About Invacare Corporation
Invacare Corporation, headquartered in Elyria, Ohio, is a global leader in the manufacture and distribution of innovative home and long-term care medical products that promote recovery and active lifestyles. The Company has 4,700 associates and markets its products in approximately 100 countries around the world. Invacare Corporation common shares trade on the New York Stock Exchange under the symbol “IVC.”
Forward-Looking Statements
This press release contains “forward-looking statements”. All statements, other than statements of historical facts, included in this press release may be deemed forward-looking statements. The Company uses the words “anticipate(s),” “believe(s),” “estimate(s),” “expect(s),” “intend(s),” “may,” “plan(s),” “project(s),” “will,” “would” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements relating to the proposed offering of the notes include, but are not limited to: whether the Company will offer the notes; whether the Company will consummate the offering on the proposed terms, or at all; whether the notes will be convertible into the Company’s common shares, or convertible at all; the anticipated use of the net proceeds of the offering (including the repurchases of the Company’s shares from purchasers of the notes); and whether the convertible note hedge and warrant transactions will become effective. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause actual results to differ materially from those expressed in the Company’s forward-looking statements include: changes in market conditions; demands on the Company’s cash; and final pricing of the notes and the convertible note hedge and warrant transactions. Other risks include those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as updated by, and as otherwise described in, the Company’s subsequent reports filed with the SEC. Other risks to potential purchasers of the notes include those described in the applicable private offering memorandum. These risks and uncertainties may cause the Company’s actual future actions or results to differ materially from those expressed in the forward-looking statements. Forward-looking statements speak only as to the date on which they are made, and, except as may be required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.